                                                                      10(iii)(d)
III)(D)

                                THIRD AMENDMENT
                                      TO
               AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


     THIS THIRD AMENDMENT, dated as of December 17, 1997, among SUMMIT BANK, a New Jersey Banking Corporation ("Lender"); and CYBEX INTERNATIONAL, INC., CYBEX FINANCIAL CORPORATION, EAGLE PERFORMANCE SYSTEMS, INC., CYBEX FITNESS GERATE VERTRIEBS, GMBH, GENERAL MEDICAL EQUIPMENT LIMITED, LUMEX BED SYSTEMS, TROTTER INC., and TROTTER HOLDING COMPANY (collectively, the "Borrowers").

                                  BACKGROUND
                                  ----------

     The Lender and the Borrowers have heretofore entered into the Amended and Restated Loan and Security Agreement dated June 16, 1997 (the "Loan Agreement"). On July 15, 1997 the Lender and the Borrower entered into a First Amendment to Loan Agreement (hereinafter "First Amendment"). Thereafter, on August 11, 1997, Lender and the Borrower entered into a Second Amendment to the Loan Agreement (hereinafter "Second Amendment"). All capitalized terms utilized herein and not otherwise defined have the respective meaning indicated in the Loan Agreement. The parties desire to enter into this Third Amendment, to modify certain financial covenants in the Loan Agreement and to ratify and confirm all the terms and conditions of the Loan Agreement and the First Amendment.

     1. Section 1.34 of the Loan Agreement is hereby amended to read in its entirety as follows:

          1.34 "LOANS" shall mean the Revolving Loans, the Term Loan, the
               -------
Trotter Letter of Credit and the Lumex, Inc. $3,500,000.00 Revenue Note dated December 18, 1983 ("LUMEX NOTE").

     2. Section 1.36 of the Loan Agreement is hereby amended to read in its entirety as follows:

          1.36 "NOTE" OR "NOTES"  means the Revolving Note, the Term Note and
               ------------------
the Lumex Note executed and delivered by the Borrowers to the Lender to evidence the Loans.

     3. Section 1.37 of the Loan Agreement is hereby amended to read in its entirety as follows:

          1.37 "OBLIGATIONS" shall mean any and all Revolving Loans, the Term
               -------------
Loan, the Trotter Letter of Credit, the Lumex Note and all other obligations, liabilities and indebtedness of every kind, nature and description owing by Borrowers to Lender and/or their affiliates, including principal, interest charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under this Agreement or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of this Agreement or after the commencement of any case with respect to Borrowers under the United States Bankruptcy Code or any similar statute (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the commencement of such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired by Lender.

     4. The Loan Agreement shall be amended by the addition of the following paragraphs:

          4.1  LUMEX NOTE.    The Lender has on this date advanced the sum of
               -----------
$1,934,090.30 on behalf of the Borrowers and obtained an assignment from Norwest Bank of a certain $3,500,000.00 Revenue Note dated December 28, 1983 (Lumex
Note). The Lumex Note shall hereinafter be deemed part of Indebtedness as defined in Paragraph 1.26 of this Agreement. The Borrowers acknowledge and agree that all of the terms and conditions of the Loan Agreement shall be applicable to the Lumex Note and the Indebtedness evidenced thereby.

          9.24 AMENDMENT TO LUMEX LOAN AGREEMENT.  Borrowers and Lender hereby
               ----------------------------------
specifically acknowledge and agree that the covenants contained in this paragraph and this Agreement replace and amend the covenants contained in Article Four of the Loan Agreement dated December 28, 1983, as heretofore amended, between the City of Owatonna and Lumex, Inc. (now known as Cybex International, Inc.), pursuant to which the Lumex Note was issued.

     5.   CONFIRMATION OF OBLIGATIONS.    This Third Amendment is made
          ----------------------------
supplemental to and a part of the Loan Agreement. Except as expressly amended and modified by this Third Amendment, the Loan Agreement, the First Amendment and the Second Amendment, are hereby ratified and confirmed in all respects.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Third Amendment as of the date first above written.

Witness                             SUMMIT BANK


 /s/ Frank V. Tedesco               By: /s/ Adrian M. Marquez
------------------------------         ----------------------------
                                       Adrian M. Marquez, V.P.


Witness                             CYBEX INTERNATIONAL, INC.


 /s/ James H. Carll                 By: /s/ William Hurley
------------------------------         ----------------------------


Witness                             EAGLE PERFORMANCE SYSTEMS, INC.


 /s/ James H. Carll                 By: /s/ William Hurley
------------------------------         ----------------------------



Witness                             CYBEX FITNESS GERATE VERTRIEBS,
                                    GMBH


 /s/ James H. Carll                 By: /s/ William Hurley
------------------------------         ----------------------------



Witness                             GENERAL MEDICAL EQUIPMENT
                                    LIMITED


 /s/ James H. Carll                 By: /s/ William Hurley
------------------------------         ----------------------------

Witness                             LUMEX BED SYSTEMS


 /s/  James H. Carll                By: /s/ William Hurley
------------------------------         ----------------------------


Witness                             TROTTER, INC.


 /s/  James H. Carll                By: /s/ William Hurley
------------------------------         ----------------------------


Witness                             TROTTER HOLDING COMPANY


 /s/  James H. Carll                By: /s/ William Hurley
------------------------------         ----------------------------